UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-22591

                             Apollo Tactical Income Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                                         New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                       New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 515-3200

Date of fiscal year end:  December 31

Date of reporting period:  March 31, 2015

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Apollo Tactical Income Fund Inc.

Schedule of Investments

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans - 98.5%(a)
AEROSPACE & DEFENSE - 7.2%
Alion Science and Technology Corp. Tranche A Term Loan, 8.00%, 08/17/18(b)	1,936,274	1,916,911
Tranche B Term Loan, 11.00%, 08/16/19(b)	1,828,289	1,791,723
Camp International Holding Co. 2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,350,000	1,352,531
Photonis Technologies SAS Term Loan, 8.50%, 09/18/19(b)	3,524,374	3,277,668
SRA International, Inc. Term Loan, 6.50%, 07/20/18	2,832,952	2,855,969
TASC, Inc. First Lien New Term Loan, 7.00%, 05/22/20	498,750	507,478
First Lien Term Loan, 7.00%, 05/22/20	1,424,441	1,449,369
Second Lien Term Loan, 12.00%, 05/21/21(c)	2,233,239	2,372,816
U.S. Joiner Holding Co. Term Loan, 7.00%, 04/16/20(b)	1,642,375	1,638,269
Vencore, Inc. Second Lien Term Loan, 9.00%, 05/23/20(b)	606,000	612,818
WP CPP Holdings, LLC Second Lien Term Loan B-1, 8.75%, 04/30/21(b)	1,435,000	1,427,825

		19,203,377

AUTOMOTIVE - 0.7%
American Tire Distributors, Inc. Initial Term Loan, 09/24/21(d)	1,876,401	1,886,956

BANKING, FINANCE, INSURANCE & REAL ESTATE - 6.4%
Asurion, LLC Second Lien Term Loan, 8.50%, 03/03/21	4,624,000	4,654,056
Hyperion Finance S.a.r.l. (United Kingdom) Term Loan, 5.75%, 10/17/19(e)	5,332,500	5,339,166
Hyperion Insurance Group, Limited (United Kingdom) Term Loan B, 03/26/22(d)(e)	2,046,666	2,062,016
Medical Card System, Inc. Term Loan, (9.00% cash, 3.00%, PIK), 11.24%, 03/17/17(b)(f)	4,321,701	3,176,450
MMM Holdings, Inc. MMM Term Loan, 9.75%, 12/12/17(b)	1,182,486	957,813
MSO of Puerto Rico, Inc. MSO Term Loan, 9.75%, 12/12/17(b)	859,671	696,334

		16,885,835

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 1.0%
PFS Holding Corp. Second Lien Term Loan, 8.25%, 01/31/22	499,800	369,017
Winebow Holdings, Inc. (The Vintner Group, Inc.) Second Lien Term Loan, 8.50%, 01/02/22(b)	2,505,795	2,342,918

		2,711,935

CAPITAL EQUIPMENT - 1.5%
Tank Holding Corp. (Roto Acquisition Corp.) Initial Term Loan, 5.25%, 03/16/22	1,472,000	1,479,360
Zebra Technologies Corp. Term Loan B, 4.75%, 10/27/21	2,377,600	2,408,212

		3,887,572

CHEMICALS, PLASTICS & RUBBER - 2.0%
Chemstralia Pty, Ltd. (Chemstralia Finco, LLC) (Australia) Initial Term Loan, 7.25%, v02/28/22(b)(e)	2,272,727	2,250,000
Onex Wizard Acquisition Co. II, S.C.A. (Luxembourg) Initial Dollar Term Loan, 5.25%, 03/11/22(e)	2,120,805	2,143,201
U.S. Farathane, LLC Initial Term Loan, 6.75%, 12/23/21(b)	974,953	985,921

		5,379,122

CONSTRUCTION & BUILDING - 0.2%
Headwaters, Inc. Term Loan B, 4.50%, 03/24/22(b)	500,000	502,812

CONSUMER GOODS: NON-DURABLE - 4.8%
ABG Intermediate Holdings 2, LLC First Lien Term Loan, 5.50%, 05/27/21	3,514,500	3,534,990
BRG Sports, Inc. First Lien Term Loan, 6.50%, 04/15/21(b)	1,835,486	1,865,313
Fender Musical Instruments Corp. Initial Term Loan, 5.75%, 04/03/19	341,250	341,535
Nine West Holdings, Inc. Unsecured Initial Term Loan, 6.25%, 01/08/20	2,744,518	2,321,410
Polyconcept Investments, B.V. Term Loan, 6.00%, 06/28/19	3,309,117	3,300,844
The Topps Co., Inc. Term Loan, 7.25%, 10/02/18	1,380,817	1,365,283

		12,729,375

CONTAINERS, PACKAGING & GLASS - 2.6%
BWay Intermediate Co., Inc. Initial Term Loan, 5.50%, 08/14/20	1,533,863	1,550,482

See accompanying Notes to Schedule of Investments.  |  1

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

CONTAINERS, PACKAGING & GLASS (continued)
Hoover Group First Lien Term Loan, 7.75%, 01/07/22(b)	616,848	576,753
NVLX Acquisition, LLC First Lien Term Loan, 6.00%, 12/05/21	2,053,623	2,074,159
Pelican Products, Inc. First Lien Term Loan, 5.25%, 04/10/20	2,765,202	2,759,160

		6,960,554

ENERGY: OIL & GAS - 6.0%
American Energy - Marcellus, LLC First Lien Initial Term Loan, 5.25%, 08/04/20	1,561,946	1,331,559
Azure Midstream Energy, LLC Term Loan, 7.50%, 11/15/18	687,238	655,454
BlackBrush Oil & Gas, L.P. Closing Date Second Lien Term Loan, 7.50%, 07/30/21	2,733,766	2,221,185
Chief Exploration & Development, LLC Second Lien Term Loan, 7.50%, 05/16/21	2,926,177	2,727,197
Drillships Financing Holding, Inc. Tranche B-1 Term Loan, 6.00%, 03/31/21	3,233,417	2,481,147
Drillships Ocean Ventures, Inc. Term Loan, 5.50%, 07/25/21	404,039	338,383
EMG Utica, LLC Term Loan, 4.75%, 03/27/20	1,108,949	1,041,026
HGIM Corp. Term Loan A, 5.00%, 06/18/18	690,475	523,898
Southcross Energy Partners, L.P. Initial Term Loan, 5.25%, 08/04/21(b)	341,260	333,795
Southcross Holdings Borrower, L.P. Term Loan, 6.00%, 08/04/21	865,143	824,049
Sprint Industrial Holdings, LLC First Lien Term Loan, 7.00%, 05/14/19(b)	2,157,402	2,038,745
Targa Resources Corp. Term Loan, 02/27/22(d)	561,518	564,676
W3 Co. First Lien Term Loan, 5.75%, 03/13/20(b)	1,104,038	966,033

		16,047,147

ENVIRONMENTAL INDUSTRIES - 1.5%
Emerald 2, Limited (United Kingdom) Facility B-1 Term Loan, 5.00%, 05/14/21(e)	3,956,154	3,896,812

FOREST PRODUCTS & PAPER - 1.5%
Caraustar Industries, Inc. Incremental Term Loan, 8.00%, 05/01/19	1,197,000	1,192,511

	Principal Amount ($)	Value ($)

FOREST PRODUCTS & PAPER (continued)
Caraustar Industries, Inc. (continued) Term Loan, 8.00%, 05/01/19	2,770,677	2,757,973

		3,950,484

HEALTHCARE & PHARMACEUTICALS - 6.8%
Ardent Medical Services, Inc. First Lien Term Loan, 6.75%, 07/02/18	808,345	812,262
Opal Acquisition, Inc. First Lien Term Loan, 5.00%, 11/27/20	4,488,636	4,496,581
Premier Dental Services, Inc. First Lien Term Loan, 6.00%, 11/01/18(b)	3,691,559	3,396,234
Smile Brands Group, Inc. Term Loan, 7.50%, 08/16/19	4,133,695	3,761,662
Steward Health Care System, LLC Term Loan, 6.75%, 04/10/20	1,413,809	1,413,809
Surgery Center Holdings, Inc. First Lien Initial Term Loan, 5.25%, 11/03/20	1,656,792	1,665,084
U.S. Renal Care, Inc. Incremental Tranche B-1 Second Lien Term Loan, 8.50%, 01/03/20(b)	1,212,000	1,225,635
Second Lien Term Loan, 10.25%, 01/03/20(b)	788,000	797,850
Walgreens Infusion Services Term Loan B, 03/25/22(b)(d)	500,000	504,065

		18,073,182

HIGH TECH INDUSTRIES - 6.8%
Compuware Corp. First Lien Tranche B-1 Term Loan, 6.25%, 12/15/19	160,000	156,600
Flexera Software, LLC Second Lien Term Loan, 8.00%, 04/02/21(b)	1,333,333	1,313,333
GTCR Valor Companies, Inc. First Lien Initial Term Loan, 6.00%, 05/30/21	2,378,084	2,372,151
Landslide Holdings, Inc. (Crimson Acquisition Corp.) Second Lien Term Loan, 8.25%, 02/25/21(b)	1,682,000	1,631,540
Lanyon Solutions, Inc. (Lanyon, Inc.) First Lien Term Loan, 5.50%, 11/13/20	581,239	580,757
Second Lien Term Loan, 9.50%, 11/15/21(b)	2,219,037	2,141,370
MSC.Software Corp. First Lien Initial Term Loan, 5.00%, 05/29/20	894,243	900,949
Second Lien Initial Term Loan, 8.50%, 05/28/21(b)	2,550,000	2,511,750
Riverbed Technology, Inc. Term Loan B, 02/25/22(d)	1,416,761	1,432,345

2  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)
RP Crown Parent, LLC First Lien New Term Loan, 12/21/18(d)	3,098,674	3,057,678
TIBCO Software, Inc. Term Loan, 6.50%, 12/04/20	2,000,000	2,003,750

		18,102,223

HOTEL, GAMING & LEISURE - 4.7%
Centaur Acquisition, LLC Second Lien Term Loan, 8.75%, 02/20/20	3,000,000	3,041,250
Diamond Resorts Corp. Term Loan, 5.50%, 05/09/21	842,616	847,883
Global Cash Access, Inc. Term Loan B, 6.25%, 12/18/20	1,241,042	1,235,352
Peppermill Casinos, Inc. Term Loan B, 7.25%, 11/09/18(b)	1,959,758	1,972,007
Planet Fitness Holdings, LLC Term Loan, 03/31/21(d)	1,858,308	1,862,954
Scientific Games International, Inc. Initial Term Loan B-2, 6.00%, 10/01/21	3,542,616	3,555,653

		12,515,099

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 6.5%
Acosta Holdco, Inc. Initial Term Loan, 5.00%, 09/26/21	1,496,250	1,513,434
ALM Media, LLC First Lien Term Loan, 5.50%, 07/31/20(b)	3,946,216	3,877,157
F&W Media, Inc. Term Loan, 7.75%, 06/30/19	3,848,763	3,733,300
Merrill Communications, LLC Term Loan, 5.75%, 03/08/18(b)	4,201,197	4,237,958
Springer SBM Two GmbH (Germany) Initial Term Loan B-3, 4.75%, 08/14/20(e)	3,987,508	3,999,969

		17,361,818

MEDIA: BROADCASTING & SUBSCRIPTION - 6.2%
Charter Communications Operating, LLC (aka CCO Safari, LLC) Term Loan G, 4.25%, 09/10/21	3,475,506	3,509,305
Emmis Operating Co. Term Loan, 6.00%, 06/10/21	1,995,000	2,004,975
Granite Broadcasting Corp. First Lien Tranche B Term Loan, 6.75%, 05/23/18	640,100	640,103
Hemisphere Media Holdings, LLC (Intermedia Espanol, Inc.) New Term Loan B, 5.00%, 07/30/20	2,551,178	2,548,524
SESAC Holdco II, LLC First Lien Term Loan, 5.00%, 02/07/19	1,764,114	1,764,122

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)
Telecommunications Management, LLC Second Lien Initial Term Loan, 9.00%, 10/30/20(b)	1,065,712	1,049,726
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC) First Lien Term Loan, 5.25%, 05/06/21	5,012,125	4,982,052

		16,498,807

MEDIA: DIVERSIFIED & PRODUCTION - 1.5%
Tech Finance & Co., S.C.A. (Luxembourg) U.S. Term Loan, 5.50%, 07/11/20(e)	4,080,314	4,114,752

METALS & MINING - 0.5%
Oxbow Carbon, LLC (Oxbow Calcining, LLC) Second Lien Initial Term Loan, 8.00%, 01/17/20	1,538,462	1,273,077

RETAIL - 5.6%
Charming Charlie, LLC Initial Term Loan, 9.00%, 12/24/19(b)	1,217,715	1,226,847
David’s Bridal, Inc. Initial Term Loan, 10/11/19(d)	321,997	313,384
Dollar Tree, Inc. Initial Term Loan B, 4.25%, 03/09/22	2,434,032	2,462,595
Mattress Holding Corp. Initial Term Loan, 5.25%, 10/20/21	2,756,782	2,783,495
PetSmart, Inc. Term Loan, 5.00%, 03/11/22	5,391,548	5,438,239
Sears Roebuck Acceptance Corp. (KMART Corp.) Term Loan, 06/30/18(d)	2,150,425	2,122,868
Vince, LLC (Vince Intermediate Holding, LLC) Term Loan B, 5.75%, 11/27/19	519,331	520,954

		14,868,382

SERVICES: BUSINESS - 10.5%
Aptean, Inc. First Lien Term Loan, 5.25%, 02/26/20	1,507,770	1,481,384
Carecore National, LLC Term Loan, 5.50%, 03/05/21	997,481	1,004,962
EIG Investors Corp. Term Loan, 5.00%, 11/09/19	1,875,824	1,886,385
Element Materials Technology Group U.S. Holdings, Inc. (Element Materials Technology Holdings U.K., Ltd.) Term Loan B, 5.25%, 08/06/21	503,878	505,138

See accompanying Notes to Schedule of Investments.  |  3

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

SERVICES: BUSINESS (continued)
Evergreen Skills Lux S.a.r.l. First Lien Initial Term Loan, 04/28/21(d)	1,000,000	990,315
Second Lien Initial Term Loan, 9.25%, 04/28/22	1,000,000	945,500
Genex Holdings, Inc. First Lien Term Loan B, 5.25%, 05/28/21	1,423,943	1,429,283
IBC Capital, Limited Second Lien Term Loan, 8.00%, 09/09/22	529,000	530,322
Infogroup, Inc. Term Loan B, 7.50%, 05/26/18	3,359,091	3,191,136
Onex Carestream Finance, L.P. Second Lien Term Loan, 9.50%, 12/07/19	5,448,718	5,450,081
SGS Cayman, L.P. (Cayman Islands) Initial Cayman Term Loan, 6.00%, 04/23/21(e)	431,493	434,369
Stadium Management Corp. (SMG) Second Lien 2014 Term Loan, 9.25%, 02/27/21(b)	2,490,000	2,502,450
Stafford Logistics, Inc. (dba Custom Ecology, Inc.) Term Loan, 6.75%, 06/26/19(b)	2,427,875	2,330,760
Sutherland Global Services, Inc. Initial U.S. Term Loan, 6.00%, 04/23/21	1,853,674	1,866,028
Tyche Holdings, LLC (aka TransFirst, Inc.) First Lien Term Loan, 5.50%, 11/12/21	3,286,473	3,319,338

		27,867,451

SERVICES: CONSUMER - 1.9%
Laureate Education, Inc. 2018 New Series Extended Term Loan, 5.00%, 06/15/18	4,330,899	4,071,045
NVA Holdings, Inc. Second Lien Term Loan, 8.00%, 08/14/22(b)	955,026	958,607

		5,029,652

TELECOMMUNICATIONS - 7.3%
Altice Financing, S.A. (Luxembourg) Dollar Denominated Tranche Term Loan, 5.25%, 02/04/22(e)	1,022,821	1,034,011
CWC Cayman Finance, Limited (Cayman Islands) Term Loan, 5.50%, 04/28/17(e)	1,420,327	1,424,751
Unsecured Term Loan, 6.50%, 04/28/17(b)(e)	1,470,588	1,477,941
Global Tel*Link Corp. First Lien Term Loan, 5.00%, 05/23/20	1,422,560	1,407,979

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS (continued)
Integra Telecom Holdings, Inc. Replacement Term Loan, 5.25%, 02/22/19	3,357,628	3,361,825
Ntelos, Inc. Term Loan B, 5.75%, 11/09/19(b)	4,018,686	3,456,070
Securus Technologies Holdings, Inc. Second Lien Initial Term Loan, 9.00%, 04/30/21	5,000,000	4,940,000
The TelX Group, Inc. Second Lien Initial Term Loan, 7.50%, 04/09/21	600,000	594,750
U.S. TelePacific Corp. Advance Term Loan, 6.00%, 11/25/20	1,788,081	1,789,484

		19,486,811

TRANSPORTATION: CARGO - 1.8%
Carrix, Inc. Term Loan, 4.50%, 01/07/19	4,030,741	3,755,300
OSG Bulk Ships, Inc. Initial Term Loan, 5.25%, 08/05/19(b)	1,047,088	1,042,506

		4,797,806

TRANSPORTATION: CONSUMER - 1.0%
Blue Bird Body Co. Facility Term Loan, 6.50%, 06/26/20(b)	1,459,467	1,461,291
Travel Leaders Group, LLC Tranche B Term Loan, 7.00%, 12/05/18(b)	1,145,089	1,147,952

		2,609,243

UTILITIES: ELECTRIC - 2.0%
Granite Acquisition, Inc. Second Lien Term Loan B, 8.25%, 12/19/22	1,309,090	1,331,181
Pike Corp. First Lien Initial Term Loan, 5.50%, 12/22/21	2,869,367	2,882,523
Second Lien Term Loan, 9.50%, 06/22/22	1,000,000	995,000

		5,208,704

Total Senior Loans (Cost $265,535,388)		261,848,988

Corporate Notes and Bonds - 34.9%

AUTOMOTIVE - 0.9%
American Tire Distributors, Inc. 10.25%, 03/01/22(g)	2,372,000	2,478,740

BANKING, FINANCE, INSURANCE & REAL ESTATE - 4.8%
First Data Corp. 10.63%, 06/15/21	3,256,000	3,719,980
11.25%, 01/15/21	1,190,000	1,356,600
Jefferies Finance, LLC / JFIN Co-Issuer Corp. 7.38%, 04/01/20(g)	5,500,000	5,362,500

4  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
SquareTwo Financial Corp. 11.63%, 04/01/17	2,647,000	2,362,448

		12,801,528

BEVERAGE, FOOD & TOBACCO - 3.6%
Chiquita Brands International, Inc. /Chiquita Brands, LLC 7.88%, 02/01/21	2,462,000	2,705,122
Land O’Lakes Capital Trust I 7.45%, 03/15/28(g)	4,719,000	5,120,115
NBTY, Inc. 9.00%, 10/01/18	1,625,000	1,698,125

		9,523,362

CHEMICALS, PLASTICS & RUBBER - 3.1%
Magnetation, LLC / Mag Finance Corp. 11.00%, 05/15/18(g)	3,461,000	1,791,068
Rentech Nitrogen Partners, L.P. 6.50%, 04/15/21(g)	781,000	761,475
TPC Group, Inc. (Texas Petrochemical) 8.75%, 12/15/20(g)	6,000,000	5,520,000

		8,072,543

CONSUMER GOODS: NON-DURABLE - 2.0%
American Greetings Corp. 7.38%, 12/01/21	5,000,000	5,362,500

ENERGY: OIL & GAS - 7.4%
Carrizo Oil & Gas, Inc. 7.50%, 09/15/20	2,905,000	2,999,412
Citgo Holding, Inc. 10.75%, 02/15/20(g)	3,000,000	3,097,500
Northern Oil and Gas, Inc. 8.00%, 06/01/20	4,000,000	3,570,000
Rice Energy, Inc. 7.25%, 05/01/23(g)	1,000,000	1,001,250
Sidewinder Drilling, Inc. 9.75%, 11/15/19(b)(g)	6,000,000	3,750,000
Summit Midstream Holdings, LLC / Summit Midstream Finance Corp. 7.50%, 07/01/21	5,000,000	5,225,000

		19,643,162

HEALTHCARE & PHARMACEUTICALS - 1.3%
Valeant Pharmaceuticals International, Inc. (Canada) 7.50%, 07/15/21(e)(g)	3,200,000	3,472,992

HIGH TECH INDUSTRIES - 1.4%
Cimpress NV (Netherlands) 7.00%, 04/01/22(e)(g)	3,000,000	3,048,750
TIBCO Software, Inc. 11.38%, 12/01/21(g)	683,000	694,099

		3,742,849

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.6%
Acosta, Inc. 7.75%, 10/01/22(g)	1,600,000	1,658,000

MEDIA: BROADCASTING & SUBSCRIPTION - 3.3%
Columbus International, Inc. (Barbados) 7.38%, 03/30/21(e)(g)	3,285,000	3,465,675
Intelsat Luxembourg, S.A. 7.75%, 06/01/21(e)	3,000,000	2,778,750
Radio One, Inc. 9.25%, 02/15/20(g)	2,484,000	2,384,640

		8,629,065

MEDIA: DIVERSIFIED & PRODUCTION - 1.2%
SiTV, Inc. 10.38%, 07/01/19(g)	3,420,000	3,078,000

METALS & MINING - 1.3%
Molycorp, Inc. 10.00%, 06/01/20	6,818,000	3,528,315

SERVICES: CONSUMER - 2.0%
Laureate Education, Inc. 10.00%, 09/01/19(g)	2,000,000	1,900,000
StoneMor Partners, L.P./Cornerstone Family Services of West Virginia 7.88%, 06/01/21	3,296,000	3,477,280

		5,377,280

TELECOMMUNICATIONS - 2.0%
Avaya, Inc. 9.00%, 04/01/19(g)	5,255,000	5,412,650

Total Corporate Notes and Bonds (Cost $99,700,687)		92,780,986

Structured Products - 14.6%(h)
Anchorage Capital CLO, Ltd. (Cayman Islands) Series 2015-6A, Class E2, 7.10%, 04/15/27(b)(e)(g)(i)	4,400,000	4,356,000
Atlas Senior Loan Fund, Ltd. (Cayman Islands) Series 2012-1A, Class B3L, 7.76%, 08/15/24(b)(e)(g)(i)	5,000,000	4,962,500
Battalion CLO, Ltd. (Cayman Islands) Series 2012-3A, Class D, 5.56%, 01/18/25(e)(g)(i)	1,650,000	1,532,355
Cent CLO, L.P. (Cayman Islands) Series 2013-17A, Class D, 6.25%, 01/30/25(b)(e)(g)(i)	4,000,000	3,902,000
CIFC Funding, Ltd. (Cayman Islands) Series 2012-2X, Class B2L, 6.27%, 12/05/24(b)(e)(i)	3,000,000	2,970,000
Dryden Senior Loan Fund (Cayman Islands) Series 2012-24A, Class E, 6.16%, 11/15/23(b)(e)(g)(i)	1,000,000	986,700

See accompanying Notes to Schedule of Investments.  |  5

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Structured Products(h) (continued)
ECP CLO, Ltd. (Cayman Islands) Series 2014-6, 6.78%, 07/15/26(b)(e)(g)(i)	4,000,000	3,733,880
JFIN CLO, Ltd. (Cayman Islands) Series 2013-1I, Class E, 6.26%, 01/20/25(b)(e)(i)	2,000,000	1,709,000
Series 2015-1A, Class E, 5.00%, 03/15/26(b)(e)(g)(i)	2,500,000	2,034,375
Marea CLO, Ltd. (Cayman Islands) Series 2012-1A, Class E, 6.35%, 10/16/23(b)(e)(g)(i)	4,000,000	3,952,588
NXT Capital CLO, LLC 2014-1 Series 2014-1, 5.76%, 04/23/26(b)(g)(i)	5,000,000	4,350,000
OCP CLO, Ltd. (Cayman Islands) Series 2014-5A, Class E, 5.51%, 04/26/26(b)(e)(g)(i)	3,000,000	2,385,000
Octagon Investment Partners XIV, Ltd. (Cayman Islands) Series 2012-1A, Class E, 6.75%, 01/15/24(b)(e)(g)(i)	2,200,000	1,975,248

Total Structured Products (Cost $40,016,495)		38,849,646

	Share Quantity	Value ($)

Preferred Stock - 1.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.5%
Watford Holdings, Ltd. (Bermuda) 8.50% (b)(e)	160,000	3,920,000

Total Preferred Stock (Cost $3,920,000)		3,920,000

Warrants - 0.0%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc. 07/26/18(b)(j)	50,689	—

Total Warrants (Cost $ — )		—

Total Investments-149.5%		397,399,620
(Cost of $409,172,570) (k)
Other Assets & Liabilities, Net-2.4%		6,375,738
Loan Outstanding-(51.9)%		(138,000,000)

Net Assets -100.0%		265,775,358

6  |  See accompanying Notes to Schedule of Investments.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at March 31, 2015. Senior Loans are generally not registered under the Securities Act of 1933 (the “1993 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

Senior Loan assets may have additional unfunded loan commitments. As of March 31, 2015, the Apollo Tactical Income Fund Inc. had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Unfunded Loan
Borrower	Commitments

Charger OpCo B.V. (Oak Tea, Inc.)	$3,745,300

Total Unfunded Loan Commitments	$3,745,300

(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)	Fixed rate asset.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional principal amount.
(g)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At March 31, 2015, these securities amounted to $88,168,100, or 33.2% of net assets.
(h)	Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
(i)	Floating rate asset. The interest rate shown reflects the rate in effect at March 31, 2015.
(j)	Non income-producing asset.
(k)	Cost for U.S. federal income tax purposes differs from book basis primarily due to the deferral of losses from wash sales. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$5,911,591
Gross unrealized depreciation	(17,686,890)

Net unrealized depreciation	$(11,775,299)

See accompanying Notes to Schedule of Investments.  |  7

Apollo Tactical Income Fund Inc.

Notes to Schedule of Investments

March 31, 2015 (unaudited)

Security Valuation

Apollo Tactical Income Fund Inc. (the “Fund”) values its investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, structured products, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Fund’s board of directors (the “Board”). In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, and (iv) press releases and other information published about the issuer. In these cases, the Fund’s net asset value (“NAV”) will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

8  |

Apollo Tactical Income Fund Inc.

Notes to Schedule of Investments (continued)

March 31, 2015 (unaudited)

The valuation techniques used by the Fund to measure fair value at March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. A summary of the Fund’s investments categorized in the fair value hierarchy as of March 31, 2015 is as follows:

Apollo Tactical Income Fund Inc.

	Total Fair Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$13,815,313	$13,815,313	$—	$—
Senior Loans	261,848,988	—	194,227,838	67,621,150
Corporate Notes and Bonds	92,780,986	—	89,030,986	3,750,000
Structured Products	38,849,646	—	1,532,355	37,317,291
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	61,090	—	61,090	—

Total Assets	$411,276,023	$13,815,313	$284,852,269	$112,608,441

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of March 31, 2015:

	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Structured Products	Preferred Stock	Warrants

Fair Value, beginning of period	$129,149,862	$67,400,467	$27,031,563	$30,795,044	$3,920,000	$2,788
Purchases, including capitalized PIK	13,185,394	6,795,019	—	6,390,375	—	—
Sales	(11,305,195)	(4,090,260)	(7,214,935)	—	—	—
Accretion/(amortization) of discounts/(premiums)	44,843	26,852	(10,568)	28,559	—	—
Net realized gain/(loss)	211,975	17,681	194,294	—	—	—
Change in net unrealized appreciation/(depreciation)	(207,584)	(622,483)	314,374	103,313	—	$(2,788)
Transfers into Level 3	16,281,082	16,281,082	—		—	—
Transfers out of Level 3	(34,751,936)	(18,187,208)	(16,564,728)	—	—	—

Total Fair Value, end of period	$112,608,441	$67,621,150	$3,750,000	$37,317,291	$3,920,000	$—

Investments were transferred into Level 3 during the three months ended March 31, 2015 due to a decrease in the availability of qualified observable inputs obtained to support the fair value of each investment as assessed by Apollo Credit Management, LLC, the Fund’s investment adviser (the “Adviser”). Transfers out of Level 3 during the three months ended March 31, 2015 were due to an increase in the availability of qualified observable inputs as assessed by the Adviser. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at March 31, 2015 was $(243,087).

  |  9

Apollo Tactical Income Fund Inc.

Notes to Schedule of Investments (continued)

March 31, 2015 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of March 31, 2015:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$64,444,700	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	3,176,450	Market comparable approach(a)	Total enterprise value/EBITDA(a)	6.8x

Corporate Notes and Bonds	3,750,000	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Structured Products	37,317,291	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,920,000	Discounted cash flow(b)	Discount rate(b)	8.67%

Warrants	—	Market comparable approach(a)	Total enterprise value/EBITDA(a)	6.8x

Total Fair Value	$112,608,441

(a)	The Fund utilized a market comparable approach to fair value a senior loan and associated common stock warrants. The significant unobservable inputs used in the valuation model were total enterprise value and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.
(b)	The Fund utilized a discounted cash flow model to fair value the preferred stock. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

For more information with regard to significant accounting policies, see the Fund’s most recent annual report filed with the Securities and Exchange Commission.

10  |

Item 2. Controls and Procedures.

(a)

The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Apollo Tactical Income Fund Inc.

By (Signature and Title)            /s/ Joseph Moroney

                                                   Joseph Moroney, President

                                                   (principal executive officer)

Date    05/20/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /s/ Joseph Moroney

                                                   Joseph Moroney, President

                                                   (principal executive officer)

Date    05/20/15

By (Signature and Title)             /s/ Frank Marra

                                                   Frank Marra, Treasurer and Chief Financial Officer

                                                   (principal financial officer)

Date    05/20/15